                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               1MAGE Software, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                1MAGE SOFTWARE, INC.

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD MAY 30, 1996
                              _______________________

To the Stockholders of 1MAGE Software, Inc.

     The Annual Meeting of Stockholders of 1MAGE Software, Inc. (the "Company") will be held Thursday, May 30, 1996, at the Hampton Inn, 9231 E. Arapahoe Road, Englewood, Colorado. The meeting will convene at 9 o'clock in the morning for the following purposes:

1. To elect five (5) Directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2. To ratify the selection of Karsh & Co., P.C. as the Company's independent public accountants for the calendar year ending December 31, 1996.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     All stockholders, whether or not they expect to be present at the meeting, are requested to sign, date, and mail the accompanying proxy in the enclosed envelope. Stockholders who are present at the meeting may withdraw their proxies and vote in person. If you are not present and you have submitted your proxy, the persons designated in the proxy will vote your shares for you in accordance with your instructions. MANAGEMENT CONSIDERS YOUR VOTE VERY IMPORTANT AND STRONGLY ENCOURAGES YOU TO PARTICIPATE.

     Attendance at the meeting will be limited to stockholders of record as of the record date, or their authorized representatives (not to exceed two per stockholder) and guests of the Company.

     The transfer books of the Company will not be closed. Only stockholders of record as shown on the books of the Company at the close of business April 26, 1996, will be entitled to notice of, and to vote at, the meeting.

                                                             ROBERT WIEGAND II
                                                                     SECRETARY

ENGLEWOOD, COLORADO
April 29, 1996

                              PROXY STATEMENT
                            1MAGE SOFTWARE, INC.
                          6486 SOUTH QUEBEC STREET
                         ENGLEWOOD, COLORADO  80111
                          _______________________


                     SECURITY HOLDERS ENTITLED TO VOTE

     Holders of shares of the Common Stock of 1MAGE Software, Inc. (the "Company") of record at the close of business on April 26, 1996, will be entitled to vote at the Annual Meeting of Stockholders to be held May 30, 1996, at 9 o'clock in the morning at the Hampton Inn, 9231 E. Arapahoe Road, Englewood, Colorado, and at any and all adjournments thereof. This Proxy Statement, together with the Annual Report of the Company for the fiscal year ended December 31, 1995, including audited financial statements, was mailed on or about April 29, 1996 to all stockholders of record as of April 26, 1996. Copies of the Form 10-K filed and Exhibits thereto for the fiscal year ended December 31, 1995 as filed with the Securities and Exchange Commission, are available from the Company upon written request of a stockholder to David
R. DeYoung, President, at the address shown above and payment of the Company's out-of-pocket expenses therefore.

                           REVOCABILITY OF PROXY

     Stockholders who execute proxies retain the right to revoke or change them at any time before they are voted. Revocation may occur prior to exercise by voting in person at the meeting or filing with the secretary of the Company a written revocation or duly executed proxy bearing a later date. A proxy, when executed and not revoked or changed, will be voted in accordance with the instructions of the stockholder.

                      PERSONS MAKING THE SOLICITATION

     THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The solicitation will be by mail. The total expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. It may be that further solicitation of proxies will be made by telephone or oral communication with some stockholders of the Company following the original solicitation. All further solicitation will be made by regular employees of the Company. These persons will receive no compensation other than their regular salaries.

              VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The stockholders entitled to vote at the meeting are the holders of shares of the $.004 par value Common Stock of the Company with each share entitling its owner to one vote. Cumulative voting is not allowed. The number of outstanding shares at the close of business on April 26, 1996, was 1,941,301.

     The close of business on April 26, 1996, has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the meeting.

     The following sets forth the number of shares of Common Stock owned by each Executive Officer and Director of the Company, by all persons known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, and by all Executive Officers and Directors as a group.

     Unless otherwise noted, the share ownership specified in the following table represents both record and beneficial ownership as of April 26, 1996.


NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP (1)     PERCENT OF CLASS
- ------------------------------------                 ------------------------     ----------------
David R. DeYoung                                             456,331 (2)                 20.8%
6486 South Quebec Street - Englewood, Colorado 80111

Daniel Warner                                                109,219                      5.6%
330 Lafayette - Denver, Colorado  80218

H. William Brown                                              88,106 (3)                  4.5%
9488 Palomino Drive - Castle Rock, Colorado 80104

Charlie E. Burns                                              16,500 (4)                   .8%
1577 South Jamaica Street - Aurora, Colorado 80012

Robert Wiegand II                                             22,250 (4)                  1.1%
5700 E. Powers Ave. - Greenwood Village, CO. 80111

Mary Anne DeYoung                                              4,925 (5)                   .3%
6486 South Quebec Street  - Englewood, Colorado 80111

All Executive Officers and Directors                         609,225 (6)                 27.6%
As a Group - 5 Persons

1) Beneficial owners are believed to have sole voting and investment power with respect to the shares shown unless otherwise indicated.

2) Includes: 157,375 options to purchase Common Stock; and 100,000 warrants to purchase Common Stock. See EXECUTIVE COMPENSATION.- Employment Contract.

3) Includes 76,086 shares of Common Stock owned of record by Comlease. Mr. Brown is managing general partner of Comlease and has voting power over the shares held by Comlease.

4)  Includes 250 options to purchase Common Stock

5)  Includes 4,800 options to purchase Common Stock.

6) Includes 162,675 options to purchase Common Stock and 100,00 warrants to purchase Common Stock.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                               ELECTION OF DIRECTORS

     IF YOUR PROXY CARD (ENCLOSED) IS DULY EXECUTED AND RECEIVED IN TIME FOR THE MEETING, AND NO CONTRARY SPECIFICATION IS PROVIDED IN THE PROXY CARD, YOUR SHARES WILL BE VOTED FOR THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS OF THE COMPANY AS SPECIFIED ON THE PROXY CARD. If any nominees should be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Company presently has no knowledge that any nominee will be unable to serve.

     The following sets forth certain information concerning the Company's Executive Officers and Directors and specifies the committees on which each person presently serves as a member.

                         FIRST YEAR AS
                           EXECUTIVE                                         COMMITTEE
                           OFFICER OR     POSITION                             MEMBER
NAME               AGE      DIRECTOR     WITH COMPANY     COMMITTEE(S)         SINCE
- ----               ---   -------------   ------------     ------------       ---------
David R. DeYoung    51       1981        President
                                         Chief Executive
                                         Officer and
                                         Director

Charles E. Burns    65       1988        Director         Audit              31 Oct 88
                                                          Stock Option       15 Dec 94

Daniel N. Warner    49       1981        Director         Compensation       15 Dec 94

Robert Wiegand II   49       1992        Secretary and    Stock Option Plan  13 Jul 92
                                         Director         Audit              15 Dec 94
                                                          Compensation       15 Dec 94
Mary Anne DeYoung   42       1994        Treasurer,
                                         Chief Financial
                                         Officer and
                                         Asst. Secretary

     All Directors are serving a current term of office that continues until the Annual Meeting of Stockholders for which this proxy is solicited. All Executive Officers are serving a current term of office that continues until the next annual meeting of Directors, which is expected to follow immediately after the stockholders meeting scheduled to be held on May 30, 1996.

     None of the nominees are Directors of any other company having a class of securities registered under the Securities Exchange Act of 1934, or any company registered under the Investment Company Act of 1940. There is no arrangement or understanding between any of the Directors or Executive Officers and any other person or persons pursuant to which he was or is to be elected as a Director or Executive Officer.

The Board of Directors met in person six (6) times during the last calendar year. Three (3) other meetings were conducted by unanimous written consent of the Directors.

DAVID R. DEYOUNG - CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

     Mr. DeYoung has been President, Chief Executive Officer and a Director of the Company since its formation in 1981. He served in similar capacities with the Company's predecessor corporation from 1979 to 1981. During 1979, Mr. DeYoung was employed by ESCOM/Mountain States, a Prime dealer, as Vice President of Sales. From 1972 to 1979, Mr. DeYoung was employed by NCR Corporation and, during part of that time, was a District Manager in the division of Commercial, Industrial, Medical, Educational and Governmental systems. He holds a Bachelor of Science Degree in Business Administration and Computer Science from California State Polytechnic University. Mr. DeYoung is the spouse of Mary Anne DeYoung.

CHARLES E. BURNS - DIRECTOR

     Mr. Burns has served on the Board of Directors since 1981. He served as Treasurer of the Company from March 1, 1994 until December 15, 1994. In March 1994, Mr. Burns resigned his position as Executive Vice President and Chief Operating and Financial Officer and retired from full time employment with the Company. Mr. Burns had served as Executive Vice President and Chief Operating Officer since December 1, 1988 and as Chief Financial Officer since March 31, 1989. He joined the Company in November 1986 as Director of Transportation and was promoted to Vice President in April 1988. From January 1979 until October 1985, Mr. Burns was employed by Ringsby Truck Lines. From 1979 to 1983, Mr. Burns was Vice President of Administration with that firm, and from 1983 to 1985 he was President and Chief Operating Officer. He holds a Bachelor of Science Degree in Accounting from Stanford University.

DANIEL N. WARNER - DIRECTOR

     Mr. Warner has been a Director of the Company since 1981. He also served as a director of the Company's predecessor corporation. He served as Assistant Secretary from March 1984 until December 1994 and served as Treasurer from December 1991 until March 1994. Mr. Warner also served as the chairman of the Warner Company, Inc., a wholesale distribution company serving the Rocky Mountain area. Mr. Warner is currently managing personal investments. He holds a Bachelor of Arts Degree in Business Administration from Western State College in Gunnison, Colorado.

ROBERT WIEGAND II - SECRETARY AND DIRECTOR

     Mr. Wiegand was elected to the Board of Directors in July 1992. Mr. Wiegand was appointed to the office of Secretary of the Company on March 1, 1994. Mr. Wiegand is presently a lawyer in private practice. From January 15, 1992 to December 26, 1992, he was Vice-President of Administration for Rose Manufacturing Co., a privately held manufacturer of safety equipment based in Englewood, Colorado. Mr. Wiegand has practiced law for 23 years, and prior to joining Rose Manufacturing, was special counsel with Pendleton & Sabian, P.C., a law firm in Denver. Mr. Wiegand graduated Phi Beta Kappa from the Tulane University of Louisiana in 1970 and went on to receive a law degree and was admitted to practice in Louisiana in 1972 and Colorado in 1977. Since 1976, Mr. Wiegand's practice has been limited to securities offerings, estate planning, business organizations and tax law. In addition to membership in six bar Associations, Mr. Wiegand has been admitted to practice before the U.S. District Court (Colorado and ED-Louisiana) and before the U.S. Count of Appeals (5th Circuit).

MARY ANNE DEYOUNG - TREASURER, CHIEF FINANCIAL OFFICER, ASSISTANT SECRETARY AND DIRECTOR

     She was nominated for election as a Director at a meeting of the Board of Directors held on April 19, 1996. Ms. DeYoung was elected Treasurer, Chief Financial Officer and Assistant Secretary on December 15, 1994. Ms. DeYoung has served as Vice President, Finance and Administration since July 1986. Ms. DeYoung joined the Company as Controller in April 1981. From 1975 to 1981, Ms. DeYoung was a systems analyst with Arthur Andersen and Company, a financial analyst, and an independent financial consultant. Ms. DeYoung holds a Bachelor of Science Degree in Accounting from the University of Santa Clara. Ms. DeYoung is the spouse of Mr. DeYoung.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a Stock Option Plan Committee which was established in June, 1983 to determine the number and option price of stock options to be issued to employees. The committee met four times during 1995. Members of this committee are Messrs. Wiegand and Burns.

     The Company has an Audit Committee which was established in March, 1984. This committee reviews the annual audit and the services performed by the Company's auditors and recommends to management changes that it believes necessary as a result of such review. This committee met twice during 1995. The members of the Audit Committee are Messrs. Burns and Wiegand.

     The Company has a Compensation Committee established in December, 1994 to determine the appropriate compensation plans for certain key employees and management of the Company. The committee met once during the year. The members of the Compensation Committee are Messrs. Warner and Wiegand.

                         EXECUTIVE COMPENSATION
                       SUMMARY COMPENSATION TABLE

     The following table sets forth the executive compensation of the Company's Chief Executive Officer for each of the Company's last three fiscal years. There were no other Executive Officers serving at the end of the last fiscal year whose compensation was greater then $100,000.


NAME AND                             ANNUAL            LONG TERM           ALL OTHER
PRINCIPAL POSITION    YEAR       COMPENSATION *     COMPENSATION **   COMPENSATION ($)
- ------------------    ----     -----------------    ---------------   ----------------
                                SALARY    BONUS         AWARDS
                                 ($)       ($)        OPTIONS(#)
                               -------   -------      ----------
D.R. DeYoung          1995     $86,043   $     0       150,000           ***  7,959
CEO                   1994      84,990    54,586         2,000                8,813
                      1993      78,379     8,570         5,375               10,821

* Mr. DeYoung did not receive additional compensation other than noted above the aggregate amount of which was the lesser of either $50,000 or 10% of the total of his annual salary and bonus.

** Mr. DeYoung was not awarded restricted stock nor was there any LTIP payout to him.

*** Includes insurance premiums paid by the Company for term life and disability insurance, as well as premiums paid for a key-man life insurance policy which has the death benefit assigned to the Company and the cash value of the policy intended to accrue for the benefit of Mr. DeYoung.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the information concerning individual grants of stock options during the last fiscal year to the named Executive
Officer:


                                INDIVIDUAL GRANTS
- ----------------------------------------------------------------------------------
               NUMBER OF SECURITIES    PERCENT OF TOTAL
                   UNDERLYING          OPTIONS GRANTED    EXERCISE OR
                    OPTIONS            TO EMPLOYEES IN    BASE PRICE    EXPIRATION
NAME               GRANTED (#)           FISCAL YEAR       ($/SHARE)      DATE
- ------------   --------------------    ----------------   -----------   ----------
D.R. DeYoung    150,000*                      92%            $1.125      08/24/05


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information concerning each exercise of stock options during the last fiscal year by the named Executive Officer and the fiscal year-end value of unexercised options:

                                                        NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                            UNDERLYING               IN-THE-MONEY
                                                        UNEXERCISED OPTIONS        OPTIONS AT FISCAL
                                                       AT FISCAL YEAR-END (#)         YEAR-END($)
                                                       ----------------------    --------------------
                SHARES ACQUIRED                             EXERCISABLE/             EXERCISABLE/
NAME            ON EXERCISE (#)   VALUE REALIZED ($)        UNEXERCISABLE            UNEXERCISABLE
- ------------    ---------------   ------------------        -------------            -------------
D.R. DeYoung           0                  $0                157,375     0            $173,964   $0

EMPLOYMENT CONTRACT

     Mr. DeYoung is employed pursuant to a five-year employment contract between the Company and Mr. DeYoung, which expires on October 31, 1996.
Since November 1, 1991, the compensation of Mr. DeYoung has been established under the terms of this employment contract. The contract calls for an annual base salary, in an amount determined annually by the Board of Directors, payable semi-monthly, plus expenses and normal fringe benefits.
In addition, Mr. DeYoung earns a bonus of 5% of the Company's pretax earnings, calculated on a quarterly basis. An annual bonus may be paid to Mr. DeYoung based on the performance of the Company and at the discretion of the Board of Directors.

     In addition to his employment contract, Mr. DeYoung was granted options to purchase 150,000 shares of the Company's stock on August 24, 1995, at an
exercise price of $1.125 per share.   These options expire on August 24,
2005. To date, none of these options have been exercised.

COMPENSATION OF DIRECTORS

     The Company currently pays non-employee Directors $1,000 per quarter plus specific hourly fees for special meetings or additional participation. Pursuant to the 1993 Stock Option Plan (the "1993 Plan"), members of the committee of the Board of Directors appointed to administer the 1993 Plan will automatically be granted an option on the last trading day in June to purchase 250 shares of Common Stock at 100% of the fair market value on such date.

                     CERTAIN TRANSACTIONS WITH RELATED PARTIES

     Notes payable for $98,548 principal plus $62,668 accrued interest due to a current Director, Mr. Warner, and a former Director were paid during 1995.

     The Company leases its executive offices from a general partnership, Comlease. Messrs. DeYoung and Warner, Executive Officer and Directors of the Company, own partnership interests in Comlease of 11.75% and 26%, respectively. Lease payments to the partnership were $85,200 for the year ended December 31, 1995. This lease will expire on October 31, 1998. Management of the Company believes that the terms of the lease are as favorable to the Company as could have been obtained from third parties at the time the lease was signed.

         RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company retained Karsh & Co., P.C. ("Karsh") as the Company's Independent Certified Public Accountants in 1995. Although ratification by stockholders of the selection of Karsh for 1996 is not required by Colorado corporate law, by the Company's Articles of Incorporation, as amended, or the Bylaws, the Board of Directors believes a decision of this nature should be made with the consideration of the Company's stockholders. Accordingly, stockholders are being asked to consider ratification of the selection of Karsh for the calendar year ending December 31, 1996. If a significant number of shares are voted against the selection or if either the service or price offered by Karsh is not satisfactory to the Board of Directors, the Board will reconsider the selection of Karsh for the calendar year ending December 31, 1996.

     During the Company's two most recent fiscal years, there were no disagreements with Karsh on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Karsh, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     Karsh & Co., P.C. are the auditors for the most recent completed fiscal year and will be present at the Annual Meeting of Stockholders to respond to appropriate questions, and will be given the opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KARSH & CO., P.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 1995.

                              VOTE FOR APPROVAL

     Under Colorado law, unless otherwise provided in the Company's Articles of Incorporation, as amended, (i) for election of Directors, of the shares represented in person or by proxy at the meeting and entitled to vote, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors; and (ii) for the ratification of auditors, of the shares represented in person and by proxy at the meeting and entitled to vote the votes cast favoring the ratification must exceed the votes opposing it. Only those votes cast FOR the proposals will be counted as affirmative votes. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only.

                            STOCKHOLDER PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action in accordance with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at next year's Annual Meeting of Stockholders, it must be received by the Secretary of the Company at the Company's principal executive offices at 6486 South Quebec, Englewood, Colorado, 80111, by no later than December 30, 1996, in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                                OTHER MATTERS

     The Management of the Company is not aware, at this date, of any business, other than the matters set forth in the notice of the meeting, that will come before the meeting, If any other matters should properly come before the meeting, it is the intention of the person named in the Proxy to vote thereon in accordance with that person's best judgment.

     All information contained in this Proxy Statement relating to the security holdings of Executive Officers and Directors of the Company is based upon information received from the individual Executive Officers and Directors. The annual report to shareholders for the fiscal year ended December 31, 1995, accompanies this Proxy Statement. The Company's annual report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1995, which contains the audited financial statements of the Company, is included in the annual report. Copies of the exhibits to the Form 10-K are available from the Company upon written request to David R. DeYoung, President, 6486 South Quebec, Englewood, Colorado 80111 and payment of the Company's out-of-pocket expenses therefor.

                                            BY ORDER OF THE BOARD OF DIRECTORS

DATED: APRIL 29, 1996                             ROBERT WIEGAND II, SECRETARY

PROXY                         1MAGE SOFTWARE, INC.                         PROXY
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 30, 1996

    The undersigned stockholder of 1MAGE Software, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held May 30, 1996 at 9:00 a.m., Mountain Daylight time, at the Hampton Inn, 9231 E. Arapahoe, Englewood, Colorado and hereby appoints David R. DeYoung, with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said attorney and Proxy may do or cause to be done by virtue hereof. The above-named Attorney and Proxy is instructed to vote all of the undersigned shares as follows:

       1.  Election of Directors
           / /  For nominees listed below (except as marked           / /  WITHHOLD AUTHORITY to vote
               to the contrary below)                                     for all nominees listed below
                       David R. DeYoung  Daniel N. Warner  Charles E. Burns   Robert Wiegand II  Mary Anne DeYoung
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
ABOVE.
       2.  To ratify the selection of Karsh & Co., P.C. as the Company's independent public accountants for the calendar year ending December 31, 1996.
                                         / /  FOR            / /  AGAINST            / /  ABSTAIN
       3.  To transact such other business as may properly come before the meeting.
                                         / /  FOR            / /  AGAINST            / /  ABSTAIN

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 THROUGH 3.

    IMPORTANT: Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees and other fiduciaries should so indicate when signing. Please sign, date and return this Proxy so that your shares may be voted at the meeting.

                                  Dated --------------------------------- , 1996

                                ----------------------------------------------
                                                  Signature

                                ----------------------------------------------
                                          Signature if held jointly

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

   / /  Please check box if you intend to be present at the Annual Meeting of
                                 Stockholders.